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                                                                    EXHIBIT 10.1

                         INSPIRE PHARMACEUTICALS, INC.

                             AMENDED AND RESTATED
                                1995 STOCK PLAN


     A. Inspire Pharmaceuticals, Inc. (the "Company") heretofore established this 1995 Stock Plan (the "Plan") to encourage ownership of Common Stock, $0.001 par value (the "Stock") of by its directors, officers, employees and consultants ("Participants") through the grant of Incentive Stock Options, Nonstatutory Stock Options (as such terms are defined in Section 3(a) below (collectively, "Options") and Restricted Stock (as such term is defined in Section 8 below).

     B. Pursuant to Section 11 of the Plan, the Company now desires to amend and restate the Plan in order to clarify the right of the Board to amend existing Options and Options granted hereafter and the consequences of any such amendments.

NOW THEREFORE, effective April 6, 1999 , the Plan is hereby amended and restated as follows:

     1.   Administration of the Plan.
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          The administration of the Plan shall be under the general supervision of the Board of Directors of the Company or any committee of such board to which such board delegates such administrative responsibility (the "Board"). The Board may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Options and Restricted Stock granted under it as may be necessary or desirable and include such further provisions or conditions in Options and Restricted Stock granted under the Plan as it deems advisable. To the extent permitted by law, the Board may delegate its authority under the Plan to a sub-committee of the Board. Within the limits of the Plan, the Board shall determine:

          (a) the individuals to whom, and the times at which, Options or Restricted Stock shall be granted;

          (b) in the case of Options, the type of Option to be granted, the duration of each Option, the price at which Option Shares (as defined in Section 2(a)) may from time to time be purchased through exercise of an Option ("Strike Price") and method of payment for each Option, and the time or times within which (during its term) all or portions of each Option may be exercised; and

          (c) in the case of Restricted Stock, the repurchase provisions of such Restricted Stock and the price and method of payment for such Restricted Stock..
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     2.   Shares Subject to the Plan.
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          (a)  Number and Type of Shares.  The aggregate number of shares of
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Stock of the Company which may be issued pursuant to Options ("Option Shares")
or Restricted Stock granted under the Plan is 1,760,000 shares. In the event that the Board in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Option granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company which may be issued under the Plan and as to which Options then outstanding shall be exercisable, and the Strike Price of such Options or the repurchase price of Restricted Stock, shall be appropriately adjusted by the Board (whose determination shall be conclusive) so that the proportionate number of Option Sshares or other securities as to which Options or Restricted Stock may be granted and the proportionate interest of holders of outstanding Options shall be maintained as before the occurrence of such event.

          (b)  Effect of Certain Transactions.  In the event of a consolidation
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or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an outstanding Option shall be entitled to receive upon exercise and payment in accordance with the terms of the Option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of Option Shares; provided, however, that in lieu of the foregoing the Board may upon written notice to each holder of an outstanding Option provide that such Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Board may in its discretion accelerate or waive any deferred exercise period.

          (c)  Restoration of Shares.  If any Option expires or is terminated
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unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment of the Strike Price or any tax obligation thereon, or if any shares of Restricted Stock are repurchased by the Company pursuant to the terms thereof, the shares subject to such Option or so surrendered or repurchased, as the case may be, to the extent of such expiration, termination, forfeiture, repurchase or decrease, shall again be available for granting Options or Restricted Stock under the Plan, subject, however, in the case of Incentive Stock Options, to any requirements under the Internal Revenue Code of 1986, as amended (the "Code").

          (d)  Reservation of Shares.  The Company shall at all times while the
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Plan is in force reserve such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

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     3.   Grant of Options, Eligible Persons
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          (a)  Types of Options.  Options shall be granted under the Plan either
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as incentive stock options ("Incentive Stock Options"), as defined in Code
Section 422 or as Options which do not meet the requirements of Section 422 ("Nonstatutory Stock Options"). Options may be granted from time to time by the Board, within the limits set forth in Sections 1 and 2 of the Plan, to all employees of the Company or of any parent corporation or subsidiary corporation of the Company (as claimed in Sections 424(e) and (f), respectively, of the Code), and, with regard to Nonstatutory Stock Options, to all consultants and directors of the Company.

          (b)  Date of Grant. The date of grant for each Option shall be the
               -------------
date on which it is approved by the Board, or such later date as the Board may specify. No Incentive Stock Options shall be granted hereunder after ten years from the date on which the Plan was approved by the Board.

          (c)  Automatic Awards.  The Board may provide for the automatic award
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of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

     4.   Form of Options.
          ----------------

          Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.
The form of such Options may vary among optionees.

     5.   Option Strike Price.
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          (a)  Incentive Stock Options.  In the case of Incentive Stock Options,
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the Strike Price shall be determined by the Board, provided that such price shall not be less than the fair market value of the Stock on the date of granting (or the date on which a modification of an existing Option is treated as the grant of a new Option, pursuant to Section 11(b) of the Plan), as determined in good faith by the Board; and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted an Incentive Stock Option because his or her ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Code Section 422(b)(6) (a "Ten Percent Owner") unless such Strike Price is at least 110 % of the fair market value of the Stock on the date of grant.

          (b)  Nonstatutory Stock Options.  In the case of Nonstatutory Stock
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Options (and Incentive Stock Options which have been converted by the Board to
Nonstatutory Stock Options pursuant to Section 11(b) of the Plan), the Strike Price shall be determined by the Board.

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          (c)  Payment Method.  The Board may in its discretion permit the
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Strike Price to be paid in whole or in part by a note or in installments or with shares of Stock or such other lawful consideration as the Board may determine.

     6.   Term of Option and Dates of Exercise.
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          (a)  Exercisability.  The Board shall determine the term of all
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Options, the time or times that Options are exercisable and whether they are exercisable in installments; provided, however, that (i) the term of each Nonstatutory Stock Option shall not exceed a period of eleven years from its Date of Grant; (ii) the term of each Incentive Stock Option granted to anyone who is not a Ten Percent Owner shall not exceed a period of ten years from its Date of Grant; (iii) the term of each Incentive Stock Option granted to any Ten Percent Owner shall not exceed a period of five years from its Date of Grant.

          (b)  Effect of Disability, Death or Termination of Employment.  The
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Board shall determine the effect on an Option of the disability, death, retirement or other termination of employment of an optionee and the extent to which, and during the period which, the optionee's estate, legal representative, guardian, or beneficiary on death may exercise rights thereunder. Any beneficiary on death shall be designated by the optionee, in the manner determined by the Board, to exercise rights of the optionee in the case of the optionee's death.

          (c)  Other Conditions.  The Board may impose such conditions with
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respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (d)  Withholding.  The optionee shall pay to the Company, or make
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provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option creating the tax obligation, valued at the fair market value of the Stock on the date of delivery to the Company as determined in good faith by the Board. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

          (e)  Amendment or Termination of Existing Options.  The Board may
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amend, modify, or terminate any outstanding Option, including substituting therefor another Option of the same or different type, (for example, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the optionee's consent (which consent may be withheld for any reason) shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the optionee. Any such amendment which results in a "modification" of an existing option (as defined under Section 1.425-1(e) (2) of the proposed Income Tax Regulations for purposes of Code Section 421

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and 424) shall be treated as a grant of new option if the Board determines that such option should continue to qualify as an "incentive stock option" (as defined in Code Section 422).

     7.   Non-transferability of Options.
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          Incentive Stock Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by him or her.

          Nonstatutory Stock Options granted under the Plan shall not be transferable by the holder thereof, except as expressly provided by the applicable Option Agreement.

     8.   Restricted Stock.
          ----------------

          (a) Subject to the provisions of the Plan, the Committee may award shares of Stock subject to the Company's right to repurchase such shares ("Restricted Stock"). The Committee shall determine the duration of the period of time (the "Restricted Period") during which, and the price at which and other the conditions under which, the shares may be repurchased by the Company and other terms and conditions of such grants. Shares of Restricted Stock may be issued without cash consideration or for such consideration as may be determined by the Committee.

          (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the holder and if requested by the Committee, shall be deposited by the holder, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's designated beneficiary.

          (c) Each recipient of Restricted Stock shall enter into a Restricted Stock Purchase Agreement with the Company which shall specify the terms and conditions of such grant of Restricted Stock and shall contain such other terms and conditions not inconsistent with the provisions of this Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The form of such Restricted Stock Purchase Agreement may vary among Participants.

     9.   No Right to Employment.
          ----------------------

          No persons shall have any claim or right to be granted an Option or Restricted Stock, and the grant of an Option or Restricted Stock shall not be construed as giving an optionee the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as specifically provided in the

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applicable Option or Restricted Stock Purchase Agreement.

     10.  No Rights as a Shareholder.
          --------------------------

          Subject to the provisions of the applicable Option or Restricted Stock Purchase Agreement, no optionee or any person claiming through an optionee shall have any rights as a shareholder with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     11.  Amendment or Termination.
          ------------------------

          The Board may amend or terminate the Plan at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934, or any successor provision.

     12.  Stockholder Approval.
          --------------------

         The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote thereon and present or represented at a meeting duly held in accordance with the laws of the State of Delaware, or by any other action that would be given the same effect under the laws of such jurisdiction, which action in either case shall be taken within twelve (12) months from the date the Plan was adopted by the Board. In the event such approval is not obtained, all Options granted under the Plan shall be void and without effect.

     13.  Governing Law.
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          The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

     Adopted by the Board of Directors on April 6, 1999.

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